                                                                   EXHIBIT 10.47


                          WAIVER AND AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of June 24, 1999 and is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Bank of America National Trust and Savings Association, successor-in-interest to BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company (individually, a "Borrower" and collectively, the "Borrowers"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent and the Borrowers have entered into that certain Loan and Security Agreement dated as of February 25, 1999 (the "Agreement");

         WHEREAS, certain Events of Default, as more particularly described herein, have occurred under the Agreement; and

         WHEREAS, the Borrowers desire to have the Events of Default waived and to amend the Agreement and the Lenders and the Agent are willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Waiver of Default. The Agent and the Lenders hereby waive the Events of Default and any remedies available to the Agent and Lenders arising from the following: (a) the Consolidated Adjusted Tangible Net Worth of Centrum and its Subsidiaries determined as of March 31, 1999, was less than $6,500,000, the minimum amount required under Section 9.26 of the Agreement, provided, however, that such waiver shall be subject to the condition that the final calculation of the Consolidated Adjusted Tangible Net Worth of Centrum and its Subsidiaries as of March 31, 1999 shall not be less than $4,000,000; and (b) the Fixed Charge Coverage Ratio of Centrum and its Subsidiaries for the period of four consecutive fiscal quarters ended on March 31, 1999, was less than 1.10 to 1.0, the minimum ratio required under Section 9.27 of the Agreement, provided, however, that such waiver shall be subject to the condition that the final calculation of the net loss (before taxes) of Centrum and its Subsidiaries for the period of four consecutive fiscal quarters ended on March 31, 1999 shall not be greater than ($5,815,000). This waiver is only applicable and shall only be effective for the specific instances, for the specific purposes, and for the specific periods for which given. Such waiver is expressly limited to the facts and circumstances



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referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other section of the Agreement or any other Loan Document, (b) as a waiver of, or a restriction on or prejudice with respect to, any right, power or remedy of the Agent or any Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any other Event of Default or Default under the Agreement or any other Loan Document.

         SECTION 2. Amendment to the Agreement. The Agent, the Lenders and the Borrowers agree that the Agreement shall be amended, effective as of the date hereof (unless otherwise expressly provided) as follows:

                  (a) Effective as of June 1, 1999, clauses (a), (b) and (c) of
         Section 3.1(a) of the Agreement are hereby amended and restated to read in their entirety as follows:

                           "(a) with respect to Base Rate Capital Expenditure
                  Loans, Base Rate Term Loans, Acquisition Line advances based on the Base Rate, and all other Obligations (other than the Base Rate Revolving Loans and LIBOR Rate Loans), 0.75% per annum (the `First Base Rate Margin'), provided, however, that the First Base Rate Margin shall be reduced to 0.50% per annum at such time (if ever) as both of the following conditions shall have been met to the satisfaction of the Agent: (i) Centrum and its Subsidiaries shall have maintained a Fixed Charge Coverage Ratio of at least 1.1 to 1.0 (A) for the fiscal quarter ending June 30, 1999, for the period of the one fiscal quarter ended on such date, (B) for the fiscal quarter ending September 30, 1999, for the period of the two consecutive fiscal quarters ended on such date, or (C) for the fiscal quarter ending December 31, 1999, for the period of the three consecutive fiscal quarters ended on such date; and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such proposed reduction of the First Base Rate Margin; provided further, however, that after any such reduction of the First Base Rate Margin, if Centrum and its Subsidiaries shall not continue to maintain a Fixed Charge Coverage Ratio of at least 1.1 to 1.0 in any succeeding fiscal quarter, for the respective periods stated in clause (i) of the preceding proviso, prior to the fiscal quarter ending March 31, 2000, the First Base Rate Margin shall be increased to 0.75% per annum;

                           (b) with respect to Base Rate Revolving Loans, 0.25%
                  per annum (the `Second Base Rate Margin'), provided, however, that the Second Base Rate Margin shall be reduced to 0% per annum at such time (if ever) as both of the following conditions shall have been met to the satisfaction of the
                  Agent: (i) Centrum and its Subsidiaries shall have maintained a Fixed Charge Coverage Ratio of at least 1.1 to 1.0 (A) for the fiscal quarter ending June 30, 1999, for the period of the one fiscal quarter ended on such date, (B) for the fiscal quarter ending September 30, 1999, for the period of the two consecutive fiscal quarters ended on such date, or (C) for the fiscal quarter ending December 31, 1999, for the period of the three consecutive fiscal quarters ended on such date; and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such proposed reduction of the Second Base Rate Margin; provided further, however, that after any such reduction of the Second Base Rate Margin, if Centrum and its Subsidiaries shall not continue to maintain a


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



                  Fixed Charge Coverage Ratio of at least 1.1 to 1.0 in any succeeding fiscal quarter, for the respective periods stated in clause (i) of the preceding proviso, prior to the fiscal quarter ending March 31, 2000, the Second Base Rate Margin shall be increased to 0.25% per annum; and

                           (c) with respect to LIBOR Revolving Loans, 2.50% per
                  annum (the `First LIBOR Rate Margin'), and with respect to LIBOR Term Loans, LIBOR Capital Expenditure Loans and Acquisition Line advances based on the LIBOR Rate, 3.0% per annum (the `Second LIBOR Rate Margin'), provided, however, that the First LIBOR Rate Margin shall be reduced to 2.25% per annum and the Second LIBOR Rate Margin shall be reduced to 2.75% per annum at such time (if ever) as both of the following conditions shall have been met to the satisfaction of the Agent: (i) Centrum and its Subsidiaries shall have maintained a Fixed Charge Coverage Ratio of at least 1.1 to
                  1.0 (A) for the fiscal quarter ending June 30, 1999, for the period of the one fiscal quarter ended on such date, (B) for the fiscal quarter ending September 30, 1999, for the period of the two consecutive fiscal quarters ended on such date, or
                  (C) for the fiscal quarter ending December 31, 1999, for the period of the three consecutive fiscal quarters ended on such date; and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such proposed reduction of the First LIBOR Rate Margin and the Second LIBOR Rate Margin; provided further, however, that after any such reduction of the First LIBOR Rate Margin and the Second LIBOR Rate Margin, if Centrum and its Subsidiaries shall not continue to maintain a Fixed Charge Coverage Ratio of at least
                  1.1 to 1.0 in any succeeding fiscal quarter, for the respective periods stated in clause (i) of the preceding proviso, prior to the fiscal quarter ending March 31, 2000, the First LIBOR Rate Margin shall be increased to 2.50% per annum and the Second LIBOR Rate Margin shall be increased to 3.00% per annum;"

                  (b) Section 6.9(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(c) All payments, including immediately available
                  funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Borrower's Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that such payments shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to
                  Section 3.5, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrower). At the discretion of Agent, all such payments that are received by the Agent on account of Accounts shall also be deemed to have been applied to the payment of such Accounts, and also applied to the reduction of the aggregate amount of the Net Amount of Eligible Accounts and any corresponding reduction of the Availability, immediately upon receipt."


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                  (c)   Section 9.26 of the Agreement is hereby amended and
         restated to read in its entirety as follows:

                           "9.26 Adjusted Tangible Net Worth. Centrum and its
                  Subsidiaries will maintain Consolidated Adjusted Tangible Net Worth, determined as of the last day of each fiscal quarter, of not less than $4,000,000, plus an amount equal to 90% of Centrum's and its Subsidiaries' consolidated net income (without regard to any loss) from each fiscal year of Centrum and its Subsidiaries commending with the fiscal year ending March 31, 1999, provided that commencing at such time as the Consolidated Adjusted Tangible Net Worth of Centrum and its Subsidiaries shall equal or exceed $6,500,000 as of the last day of any fiscal quarter, the amount to be added to the minimum Consolidated Adjusted Tangible Net Worth requirement under this Section 9.26 shall be 50%, rather than 90%, of Centrum's and its Subsidiaries' consolidated net income (without regard to any loss) from each fiscal year of Centrum and its Subsidiaries occurring thereafter."

                  (d) Section 9.27 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "9.27 Fixed Charge Coverage Ratio. Centrum and its
                  Subsidiaries will maintain a Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ended at the end of the fiscal quarter set forth below (except that (i) for the fiscal quarter ending June 30, 1999, the ratio shall be determined for the period of the one fiscal quarter ended on such date, (ii) for the fiscal quarter ending September 30, 1999, the ratio shall be determined for the period of the two consecutive fiscal quarters ended on such date, and (iii) for the fiscal quarter ending December 31, 1999, the ratio shall be determined for the period of the three consecutive fiscal quarters ended on such date) of not less than the ratio set forth below opposite such fiscal quarter:


               Fiscal Quarter                                      Ratio
               June 30, 1999                                       1.0 to 1.0
               September 30, 1999                                  1.0 to 1.0
               December 31, 1999                                   1.0 to 1.0
               March 31, 2000                                      1.1 to 1.0
               June 30, 2000                                       1.1 to 1.0
               September 30, 2000                                  1.1 to 1.0
               December 31, 2000                                   1.1 to 1.0
               March 31, 2001                                      1.1 to 1.0
               June 30, 2001 and
                each fiscal quarter thereafter                     1.25 to 1.0"



          SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:


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                  (a) Amendment. Fully executed copies of this Amendment signed by the Borrowers, the Lenders and the Agent and ratifications signed by the Corporate Guarantors shall be delivered to the Agent.

                  (b) Resolutions from the Borrowers. A certificate executed by the Secretary or Assistant Secretary of each Borrower certifying that such Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by such Borrower of this Amendment shall be delivered to the Agent.

                  (c) Resolutions from the Corporate Guarantors. A certificate executed by the Secretary or Assistant Secretary of each Corporate Guarantor certifying that such Corporate Guarantor's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by such Corporate Guarantor of the ratification of this Amendment shall be delivered to the Agent.

                  (d) Fee. The Borrowers shall have paid the Agent, for the account of the Lenders, a waiver and amendment fee in the amount of $25,000, which fee shall be earned upon execution of this Amendment and shall be non-refundable upon such payment to the Agent. The Agent, the Lenders and the Borrowers agree that such fee shall be financed by the Lenders as a Revolving Loan.

                  (e) Other Documents. The Borrower shall have executed and delivered to the Agent such other documents and instruments as the Agent may request.

         SECTION 4. Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or such Lender to rely thereon.

                  (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  (c) Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect, and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this


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         Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

                  (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (i) Expenses of the Agent. The Borrowers jointly and severally agree to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Agent's legal counsel and the allocated cost of the Agent's in-house counsel.

                    [signatures continued on following pages]



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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                     "BORROWERS":

                                     MCINNES STEEL COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                        -----------------------------
                                     Title:  Chief Financial Officer/Treasurer
                                           -----------------------------------

                                     MCINNES INTERNATIONAL, INC.

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Treasurer
                                           -----------------------------

                                     TAYLOR FORGE COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Vice President/Treasurer
                                           -----------------------------

                                     ERIE BRONZE & ALUMINUM COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Treasurer
                                           -----------------------------

                                     AMERICAN HANDLING, INC.

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Vice President
                                           -----------------------------

                                     NORTHERN STEEL COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Treasurer
                                           -----------------------------

                                     MICAFIL, INC.

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Treasurer
                                           -----------------------------

                                     EBALLOY GLASS PRODUCTS COMPANY

                                     By:   /s/  Timothy M. Hunter
                                        -----------------------------
                                     Name:      Timothy M. Hunter
                                          ---------------------------
                                     Title:  Treasurer
                                          -----------------------------

                                     "AGENT":

                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as the Agent

                                     By:   /s/ Beverly J. Gray
                                        -----------------------------
                                     Name:     Beverly J. Gray
                                          ---------------------------
                                     Title:  V.P./Sr. Account Executive
                                           -----------------------------

                                     "LENDERS":

                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender

                                     By:   /s/ Beverly J. Gray
                                        -----------------------------
                                     Name:     Beverly J. Gray
                                          ---------------------------
                                     Title:   V.P./Sr. Account Executive
                                           -----------------------------

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


                           CONSENTS AND REAFFIRMATIONS

         The undersigned hereby consent to the terms and conditions of that Waiver and Amendment No. 1 to Loan and Security Agreement dated as of February 25, 1999, among the financial institutions listed on the signature pages thereto (individually, a "Lender" and collectively, the "Lenders"), Bank of America National Trust and Savings Association, successor-in-interest to BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company, and reaffirm their obligations under those certain Guaranty of Payment Agreements each dated as of February 25, 1999 (collectively, the "Corporate Guaranties") made by the undersigned in favor of the Agent and the Lenders, and acknowledge and agree that the Corporate Guaranties and all other Loan Documents remain in full force and effect.

         Dated as of June 24, 1999

                                        CENTRUM INDUSTRIES, INC.

                                        By:  /s/  Timothy M. Hunter
                                           ----------------------------
                                        Name:     Timothy M. Hunter
                                             --------------------------
                                        Title:  Chief Financial Officer
                                              -------------------------

                                        MCINNES SERVICES, INC.

                                        By:  /s/  Timothy M. Hunter
                                           -----------------------------
                                        Name:     Timothy M. Hunter
                                             ---------------------------
                                        Title:  Secretary/Treasurer
                                              --------------------------

                                        LASALLE EXPLORATION, INC.

                                        By:  /s/  Timothy M. Hunter
                                           -----------------------------
                                        Name:     Timothy M. Hunter
                                             ---------------------------
                                        Title:  Treasurer/Assistant Secretary
                                              -------------------------------




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